Joint Filer Information

Name of Joint Filer:               HM3/GP Partners, L.P.

Address of Joint Filer:            c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement: August 8, 2013

Issuer Name and Ticker Symbol:     LIN Media LLC (NYSE: LIN)

Signature:                         HM3/GP Partners, L.P.

                                   By:   Hicks, Muse GP Partners III, L.P., its general partner

                                   By:   Hicks, Muse Fund III Incorporated, its general partner

                                   By:      /s/ William G. Neisel
                                            -----------------------------------------------------
                                            William G. Neisel
                                            Treasurer

Joint Filer Information

Name of Joint Filer:               HM3 Coinvestors, L.P.

Address of Joint Filer:            c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement: August 8, 2013

Issuer Name and Ticker Symbol:     LIN Media LLC (NYSE: LIN)

Signature:                         HM3 Coinvestors, L.P.

                                   By:    Hicks, Muse GP Partners III, L.P., its general partner

                                   By:    Hicks, Muse Fund III Incorporated, its general partner

                                   By:      /s/ William G. Neisel
                                            --------------------------------------
                                            William G. Neisel
                                            Treasurer

Joint Filer Information

Name of Joint Filer:               Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:            c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement: August 8, 2013

Issuer Name and Ticker Symbol:     LIN Media LLC (NYSE: LIN)

Signature:                         Hicks, Muse GP Partners III, L.P.

                                   By:      Hicks, Muse Fund III Incorporated, its general Partner

                                   By:      /s/ William G. Neisel
                                            -------------------------------------
                                            William G. Neisel
                                            Treasurer

Joint Filer Information

Name of Joint Filer:               Hicks, Muse Fund III Incorporated

Address of Joint Filer:            c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement: August 8, 2013

Issuer Name and Ticker Symbol:     LIN Media LLC (NYSE: LIN)

Signature:                         Hicks, Muse Fund III Incorporated

                                   By:      /s/ William G. Neisel
                                            -------------------------------------
                                            William G. Neisel
                                            Treasurer